EXECUTION

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

among

GS MORTGAGE SECURITIES CORP.,
as the Assignor

DEUTSCHE BANK NATIONAL TRUST COMPANY, AS TRUSTEE,
as the Assignee

and

NATIONAL CITY MORTGAGE CO.,
as the Servicer

and as acknowledged by

WELLS FARGO BANK, N.A.,
as Master Servicer

Dated as of

January 1, 2007

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment Agreement”) made this 1st day of January, 2007, among National City Mortgage Co., an Ohio corporation (“Nat City” or the “Servicer”), Deutsche Bank National Trust Company, a national trust company, as trustee (the “Assignee”), and GS Mortgage Securities Corp., a Delaware corporation (the “Assignor”), and as acknowledged by Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”).

WHEREAS, Nat City sold to Goldman Sachs Mortgage Company (“GSMC”), on a servicing retained basis, certain mortgage loans pursuant to (i) the Second Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated as of January 1, 2006, as amended by Amendment No. 1 dated as of July 24, 2006 and Amendment No. 2, dated as of August 9, 2006 (the “Flow SWSA”), (ii) the related Warranty Bill of Sale, dated August 16, 2006 (the “Warranty Bill of Sale”) and (iii) the related Trade Confirmation dated as of June 8, 2006 (the “Trade Confirmation”), each by and between GSMC, as purchaser, and Nat City, as seller and servicer;

WHEREAS, GSMC, the Assignor and the Servicer have entered into the Assignment, Assumption and Recognition Agreement dated as of January 1, 2007 (the “GSMC Assignment Agreement”), pursuant to which GSMC has sold to the Assignor certain of the mortgage loans (the “Mortgage Loans”) listed on the mortgage loan schedule attached hereto as Exhibit 1 (the “Mortgage Loan Schedule”) and assigned its rights under the Mortgage Loans and the Flow SWSA, the Warranty Bill of Sale and the Trade Confirmation as they pertain to the Mortgage Loans to the Assignor;

WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of January 1, 2007 (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor, Deutsche Bank National Trust Company, as trustee (the “Trustee”), Wells Fargo Bank, N.A., as securities administrator and master servicer (in such capacity, the “Master Servicer”), and each of Wells Fargo Bank, N.A., Deutsche Bank National Trust Company, U.S. Bank National Association and The Bank of New York, as custodians, the Assignor will transfer the Mortgage Loans to the Assignee, together with the Assignor’s rights in the Flow SWSA and the Trade Confirmation;

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Assignment and Assumption.

(a) The Assignor hereby assigns to the Assignee all of its right, title and interest in and to the Mortgage Loans, the Flow SWSA, and the Trade Confirmation, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder), and the Assignee hereby assumes all of the Assignor’s obligations under the Flow SWSA and the Trade Confirmation, to the extent relating to the Mortgage Loans from and after the date hereof; provided, however, it is understood and agreed upon by the parties hereto, that the Assignee shall not be liable for (i) any breach of any obligation or representation of the Assignor pursuant to the GSMC Assignment Agreement or (ii) any breach of any obligation, covenant, representation or warranty of the Assignor, or be responsible for any indemnification amounts owed by the Assignor, pursuant to the Flow SWSA, the Trade Confirmation or the GSMC Assignment Agreement arising prior to the date hereof. The Assignor shall remain liable for all such liability arising prior to the date hereof and for its own actions and omissions apart from those assumed by the Assignee. The Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Flow SWSA from and after the date hereof, to the extent relating to the Mortgage Loans.

(b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor’s ownership interest in the Mortgage Loans since the date of the Flow SWSA or the Trade Confirmation.

(c) The Servicer and the Assignor shall have the right to amend, modify or terminate each of the Flow SWSA and the Trade Confirmation without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder, provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

(d) The Assignor hereby assigns to the Assignee, any rights of the Assignor with respect to early payment defaults or first payment defaults in the Trade Confirmation, but only to the extent such provision relates to the Mortgage Loans. The foregoing shall constitute the Assignor’s consent to the assignment of the Trade Confirmation (to the extent required by the terms of each Trade Confirmation).

(e) Notwithstanding any provision of the Trade Confirmation to the contrary, in the event any Mortgage Loan is repurchased by the Servicer pursuant to any early payment default or first payment default provisions of the Trade Confirmation, the “Repurchase Price” payable to the Assignee shall be an amount equal to the sum of: (a) the outstanding principal balance of such Mortgage Loan as of the date of such repurchase, (b) accrued interest on such outstanding principal balance at the applicable Mortgage Interest Rate from the date interest was last paid through the last day of the month in which such repurchase takes place, (c) the amount of any outstanding advances owed to the servicer (so long as Nat City is not the servicer), and (d) any reasonable costs and expenses incurred by any servicer (so long as Nat City is not such servicer) or by the Assignee, including without limitation costs and expenses incurred in the enforcement of the Servicer’s repurchase obligation under the Trade Confirmation. It is hereby understood that the right to any excess over such amount set forth in the definition of “Repurchase Price” set forth in any Trade Confirmation is not being sold or assigned hereunder and is being retained by the Assignor.

(f) The Trust (including the Assignee and the Master Servicer acting on the Trust’s behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under any early payment default or first payment default provisions of the Trade Confirmation including, without limitation, the enforcement of the repurchase requirements set forth therein, and shall be entitled to enforce all the obligations of the Servicer thereunder insofar as they relate to the Mortgage Loans.

2. Accuracy of Agreements.

The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Flow SWSA, (ii) each of the Flow SWSA and the Trade Confirmation is in full force and effect as of the date hereof, (iii) neither the Flow SWSA nor the Trade Confirmation has been amended or modified in any respect and (iv) no notice of termination has been given to the Servicer under the Flow SWSA or the Trade Confirmation. The Servicer further represents and warrants that the representations and warranties contained in Section 3.1 of the Flow SWSA are true and correct on and as of January 31, 2007.

3. Recognition of Assignee; Modifications.

(a) From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and shall, subject to clause (b) below, service the Mortgage Loans for the benefit of the Assignee pursuant to the Flow SWSA, the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Flow SWSA shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

(b) The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Flow SWSA) will be subject to the supervision of the Master Servicer (except that the Master Servicer shall not be responsible for supervising the servicing of defaulted Mortgage Loans and REO Properties) and that the Master Servicer, on behalf of the Assignee as the owner of the Mortgage Loans, shall have the same rights as were assigned by GSMC, in its capacity as the original purchaser under the Flow SWSA, to the Assignor under the GSMC Assignment Agreement, and further assigned hereunder by the Assignor to the Assignee, on behalf of the trust formed pursuant to the Trust Agreement (the “Trust”). Such rights will include, without limitation, the right to terminate the Servicer under any of the Flow SWSA upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Flow SWSA, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Flow SWSA, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer.

(c) Modification.

The parties hereto acknowledge and agree that Section 1.1 of the Flow SWSA is hereby amended by deleting the definition of “Remittance Advice Date” in its entirety and replacing it with the following:

“Remittance Advice Date: The 10th calendar day of each month or, if such 10th calendar day is not a Business Day, the first Business Day immediately succeeding such date.”

(d) All reports, notices and other written information required to be delivered to the Assignee, as the successor in interest to GSMC and the Assignor under the Flow SWSA, shall also be delivered to the Master Servicer at the address set forth in Section 9 hereof, provided, however, that any reports required to be delivered under the Flow SWSA (as modified hereby) shall be transmitted by magnetic tape, electronic mail, or other similar media mutually acceptable to the Master Servicer and Servicer. All remittances required to be made to the Assignee, as the successor in interest to GSMC and the Assignor under the Flow SWSA, shall be made instead to the Master Servicer by wire transfer to the following account:

Wells Fargo Bank, N.A.
ABA# 121000248
For credit to: SAS Clearing
Acct #: 3970771416
FFC to: GSR 2007-AR1 Acct# 50981100

Notwithstanding anything to the contrary in the Flow SWSA, with respect to the Mortgage Loans, not later than the tenth calendar day of each month (or if such tenth calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i)(a) monthly loan data in the form of Exhibit 6 hereto or another mutually agreed-upon format, (b) default loan data in the mutually agreed upon format set forth in Exhibit 7 hereto and (c) information regarding the realized losses and gains in the mutually agreed upon format set forth in Exhibit 4 and Exhibit 5 hereto, in each case relating to the period ending on the last day of the preceding calendar month and (ii) all supporting documentation with respect to the information required under the preceding paragraph.

4. Representations and Warranties. The Assignee hereby represents and warrants to the Assignor as follows:

(a) The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Flow SWSA.

(b) The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

5. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

(a) The Assignor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to enter into and perform its obligations under the Flow SWSA, the Trade Confirmation and this Assignment Agreement.

(b) This Assignment Agreement has been duly executed and delivered by the Assignor, and (assuming due authorization, execution and delivery by each of the other parties hereto) constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(c) The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date thereof.

(d) The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e) There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will if determined adversely to the Assignor materially adversely affect its ability to perform its obligations under this Assignment Agreement.

(f) Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

(g) The Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded the Mortgage, and the Assignor has not released the Mortgaged Property from the lien of the Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission. The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related Federal Insurer, to the extent such approval was required.

(h) With respect to each Mortgage Loan, the representations and warranties contained in Section 3.2 of the Flow SWSA, to the extent they relate to matters arising on or after the related Closing Date (as defined in the Flow SWSA), are true and correct as of the date of this Assignment Agreement. For purposes of making the representations and warranties contemplated in the this paragraph, each reference in Section 3.2 of the Flow SWSA to (i) the “Cut-off Date” shall be deemed to be a reference to January 1, 2007, (ii) the “Mortgage Loan Schedule” and shall be deemed to be a reference to Exhibit 1 hereto and (iii) the “Closing Date” shall be deemed to be a reference to January 31, 2007.

(i) Each Mortgage Loan, at the time it was originated, complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory and abusive lending laws; and none of the Mortgage Loans are “high-cost,” “high-cost home” or “covered” loans under any applicable federal, state or local predatory or abusive lending law.

(j) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor’s Glossary) and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

For the purposes of this Section 5(j) the following definitions shall apply:

Covered Loan: A Mortgage Loan categorized as Covered pursuant to Appendix E of Standard & Poor’s Glossary.

Home Loan: A Mortgage Loan categorized as Home Loan pursuant to Appendix E of Standard & Poor’s Glossary.

Standard & Poor’s Glossary: The Standard & Poor’s LEVELS® Glossary, as may be in effect from time to time.

High Cost Loan: A Mortgage Loan classified as (a) a “high cost” loan under the Home Ownership and Equity Protection Act of 1994, (b) a “high cost home,” “threshold,” “covered,” (excluding New Jersey “Covered Home Loans” as that term is defined in clause (1) of the definition of that term in the New Jersey Home Ownership Security Act of 2002), “high risk home,” “predatory” or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or (c) a Mortgage Loan categorized as High Cost pursuant to Appendix E of Standard & Poor’s Glossary. For avoidance of doubt, the parties agree that this definition shall apply to any law regardless of whether such law is presently, or in the future becomes, the subject of judicial review or litigation.

It is understood and agreed that the representations and warranties set forth in this Section 6 shall survive delivery of the respective Mortgage Files to the Custodian and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in Section 7 below to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 6. It is further understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in this Section 6 with respect to, and to the extent of, representations and warranties made, as to the matters covered in this Section 6, by the Servicer in the Flow SWSA (or any officer’s certificate delivered pursuant thereto).

It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 6, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

6. Repurchase of Mortgage Loans.

Upon discovery or notice of any breach by the Assignor of any representation, warranty, or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignee may enforce the Assignor’s obligation hereunder to purchase such Mortgage Loan from the Assignee. Notwithstanding the foregoing, however, if such breach is a Qualification Defect, such cure or repurchase must take place within forty-five (45) days of the Defect Discovery Date.

In the event the Servicer has breached a representation or warranty under the Flow SWSA that is substantially identical to a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against the Servicer. If the Servicer does not within sixty (60) days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Flow SWSA) or purchase, or substitute for the Mortgage Loan, the Assignee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to repurchase the Mortgage Loan from the Trust. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Servicer to cure such breach or repurchase such Mortgage Loan under the terms of the related Flow SWSA with respect to such Mortgage Loan.

Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance thereof, or to take notice of any breach or default thereof.

7. Continuing Effect. Except as contemplated hereby, the Flow SWSA shall remain in full force and effect in accordance with their terms.

8. Amendments to Flow SWSA. In connection with the transfer of the Mortgage Loans hereunder, the Servicer agrees that, from and after the date hereof, each Mortgage Loan transferred hereunder will be subject to, and serviced under, the Flow SWSA, provided that, solely with respect to the Mortgage Loans transferred hereunder, the following modifications shall be made:

(a) Section 10.1(i) shall be amended by replacing the word “three” with the word “two.”

(b) Section 10.1(ii) shall be amended by replacing the words “30 days” with “15 days.”

(c) Exhibit K shall be replaced with Exhibit 8 hereto.

For the avoidance of doubt, the Flow SWSA is not hereby amended with respect to any other mortgage loans serviced thereunder and shall remain in full force and effect in accordance with its terms with respect to such other mortgage loans.

9. Governing Law.

THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

10. Notices.

Any notices or other communications permitted or required hereunder or under the Flow SWSA shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to: (i) in the case of the Servicer, National City Mortgage Co., 3232 Newmark Drive, Miamisburg, Ohio 45342, Attention: Hugh Yeary, Deal Manager, Telecopier No.: (937) 910-3093, or such address as may hereafter be furnished by the Servicer; (ii) in the case of the Assignee, Deutsche Bank National Trust Company, 1761 East St. Andrew Place, Santa Ana, California 92705, Attn: GSR 2007-AR1, Phone: (714) 247-6000, Fax: (714) 247-6035, or such other address as may hereafter be furnished by the Assignee; (iii) in the case of the Assignor, GS Mortgage Securities Corp., 85 Broad Street, New York, New York 10004, Attention: Michelle Gill, Telecopier No.: (212) 902-3000, or such other address as may hereafter be furnished by the Assignor; and (iv) in case of the Master Servicer, Wells Fargo Bank, N.A., P.O. Box 98, Columbia, Maryland 21046, Attention: Corporate Trust Group (GSR 2007-AR1), or in the case of overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045.

11. Counterparts.

This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

12. Definitions.

Any capitalized term used but not defined in this Assignment Agreement has the same meaning as in the Flow SWSA.

13. Third-Party Beneficiary

Wells Fargo Bank, N.A. as master servicer shall be considered a Third-Party Beneficiary to this Assignment entitled to all rights and benefits hereof as if it were a direct party to this Assignment.

14. Limitation of Liability

It is expressly understood and agreed by the parties hereto that (i) this Assignment Agreement is executed and delivered by Deutsche Bank National Trust Company (“Deutsche Bank”), not individually or personally but solely as Assignee on behalf of the GSR Mortgage Loan Trust 2007-AR1 (the “Trust”), in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by the Assignee is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Deutsche Bank, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall Deutsche Bank be personally liable for the payment of any indebtedness or expenses of the Trust (including but not limited to any amounts to be paid under the Flow SWSA), or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment Agreement, the Flow SWSA, the Trade Confirmation or any related document.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

ASSIGNEE:
DEUTSCHE BANK NATIONAL TRUST
COMPANY, not in its individual capacity but solely
as Trustee

By: /s/ Melissa Wilman
Name: Melissa Wilman
Title: Vice President

ASSIGNOR:
GS MORTGAGE SECURITIES CORP.

By: /s/ Greg A. Finck
Name: Greg A. Finck
Title: Vice President

SERVICER:
NATIONAL CITY MORTGAGE CO.

By: /s/ Richard Buck
Name: Richard Buck
Title: Assistant Vice President

Acknowledged by:

WELLS FARGO BANK, N.A.,
as Master Servicer

By:____/s/ Martin Reed_____________________
Name: Martin Reed
Title: Vice President

EXHIBIT 1

Mortgage Loan Schedule

EXHIBIT 2

Flow SWSA

EXHIBIT 3

Form of Sarbanes-Oxley Act Certification

I, [NAME OF CERTIFYING INDIVIDUAL], a duly elected and acting officer of National City Mortgage Co. (the “Servicer”), hereby certify to [ENTITY NAME] (the “Beneficiary”) with respect to the calendar year immediately preceding the date of this Certificate, as follows:

1.
I have reviewed the annual statement of compliance (“Annual Statement of Compliance”) prepared by Servicer, and the annual independent public accountant’s servicing report made in accordance with the Uniform Single Attestation Program for Mortgage Bankers (“Annual Independent Public Accountant’s Servicing Report”), which have been furnished to the Beneficiary pursuant to this Assignment Agreement;

2.
Based on my knowledge, the information in the Annual Statement of Compliance, the Annual Independent Public Accountant’s Servicing Report and all final servicing reports prepared by Servicer and delivered to the Beneficiary pursuant to this Assignment Agreement, taken as a whole, does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by such statements or reports;

3.	Based on my knowledge, the servicing information required to be provided to the Beneficiary by the Servicer under this Assignment Agreement has been provided to the Beneficiary;

4.
I am responsible for reviewing the activities performed by the Servicer under this Assignment Agreement and based upon the review required by this Assignment Agreement, and except as disclosed in the Annual Statement of Compliance and the Annual Independent Public Accountant’s Servicing Report submitted to the Beneficiary, the Servicer has, as of the last day of the period covered by the Annual Statement of Compliance, fulfilled its obligations under this Assignment Agreement; and

5.
I have disclosed to the Beneficiary’s certified public accountants all significant deficiencies relating to the Servicer’s compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard.

EXHIBIT 4
Calculation of Realized Loss/Gain Form 332- Instruction Sheet

NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.
The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.
The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.
Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.	Complete as applicable. Required documentation:

*  For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

*  For escrow advances - complete payment history
(to calculate advances from last positive escrow balance forward)

*  Other expenses -  copies of corporate advance history showing all payments

*  REO repairs > $1500 require explanation

*  REO repairs >$3000 require evidence of at least 2 bids.

*  Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate

*  Unusual or extraordinary items may require further documentation.

13.	The total of lines 1 through 12.

Credits:

14-21.	Complete as applicable. Required documentation:

*  Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

Letter of Proceeds Breakdown.

*  Copy of EOB for any MI or gov't guarantee

*  All other credits need to be clearly defined on the 332 form

22.	The total of lines 14 through 21.

Please Note:	For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.	The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

EXHIBIT 5

Calculation of Realized Loss/Gain Form 332

WELLS FARGO BANK, N.A.
CALCULATION OF REALIZED LOSS/GAIN

Prepared by: __________________	Date: _______________

Phone: ______________________	Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________
Property Address: _________________________________________________________

Liquidation Type: REO Sale	3rd Party Sale	Short Sale	Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown  Yes      No
If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:
(1)	Actual Unpaid Principal Balance of Mortgage Loan	$ ______________	(1)
(2)	Interest accrued at Net Rate	________________	(2)
(3)	Accrued Servicing Fees	________________	(3)
(4)	Attorney's Fees	________________	(4)
(5)	Taxes (see page 2)	________________	(5)
(6)	Property Maintenance	________________	(6)
(7)	MI/Hazard Insurance Premiums (see page 2)	________________	(7)
(8)	Utility Expenses	________________	(8)
(9)	Appraisal/BPO	________________	(9)
(10)	Property Inspections	________________	(10)
(11)	FC Costs/Other Legal Expenses	________________	(11)
(12)	Other (itemize)	________________	(12)
	Cash for Keys__________________________	________________	(12)
	HOA/Condo Fees_______________________	________________	(12)
	______________________________________	________________	(12)

	Total Expenses	$ _______________	(13)
Credits:
(14)	Escrow Balance	$ _______________	(14)
(15)	HIP Refund	________________	(15)
(16)	Rental Receipts	________________	(16)
(17)	Hazard Loss Proceeds	________________	(17)
(18)	Primary Mortgage Insurance / Gov’t Insurance	________________	(18a)
	HUD Part A
		________________	(18b)
	HUD Part B
(19)	Pool Insurance Proceeds	________________	(19)
(20)	Proceeds from Sale of Acquired Property	________________	(20)
(21)	Other (itemize)	________________	(21)
	_________________________________________	________________	(21)

	Total Credits	$________________	(22)
Total Realized Loss (or Amount of Gain)		$________________	(23)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

EXHIBIT 6

Standard File Layout - Scheduled/Scheduled

Column Name	Description	Decimal	Format Comment	Max Size
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 10 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
BORROWER_NAME	The borrower name as received in the file. It is not separated by first and last name.		Maximum length of 30 (Last, First)	30
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11

SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
			Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase,70=REO	2
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11

EXHIBIT 7

Standard File Layout - Delinquency Reporting

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY

REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
•	ASUM-	Approved Assumption
•	BAP-	Borrower Assistance Program
•	CO-	Charge Off
•	DIL-	Deed-in-Lieu
•	FFA-	Formal Forbearance Agreement
•	MOD-	Loan Modification
•	PRE-	Pre-Sale
•	SS-	Short Sale
•	MISC-	Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
•	Mortgagor
•	Tenant
•	Unknown
•	Vacant

The Property Condition field should show the last reported condition of the property as follows:
•	Damaged
•	Excellent
•	Fair
•	Gone
•	Good
•	Poor
•	Special Hazard
•	Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

EXHIBIT 8

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by National City Mortgage Co. [Name of Subservicer] shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.	X
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)
Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
X

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.